Exhibit 10.2

OMNIBUS AMENDMENT TO SECURITY AGREEMENTS

This Omnibus Amendment to Security Agreements (this “Amendment”) is made effective as of September 3, 2021 (the “Amendment Effective Date”), by and among Astrotech Corporation, a Delaware corporation (the “Company”), certain Subsidiaries of the Company signatory hereto (such subsidiaries, the “Guarantors” and together with the Company, the “Debtors”) and the holder of (1) the Company’s Secured Promissory Note, dated September 5, 2019, in the original aggregate principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) (as amended, the “2019 Note”) and (2) the Company’s Secured Promissory Note, dated February 13, 2020, in the original aggregate principal amount of One Million Dollars ($1,000,000.00) (as amended, the “2020 Note” and, collectively, the “Notes”), signatory hereto, his endorsee(s), transferee(s) and assign(s) (the “Secured Party”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in (1) that certain Security Agreement, by and among the parties, dated as of September 5, 2019 (as amended, the “2019 Security Agreement”) and (2) that certain Security Agreement, by and among the parties, dated as of February 13, 2020 (as amended, the “2020 Security Agreement,” and, together with the 2019 Security Agreement, the “Security Agreements”).

RECITALS

WHEREAS, the Maturity Date (as defined in the Notes) of the Notes was September 5, 2021.

WHEREAS, the parties entered into that certain Omnibus Amendment to Secured Promissory Notes, dated September 3, 2021, pursuant to which the Maturity Date of the 2019 Note was extended to September 5, 2022 and the 2020 Note, together with all accrued and unpaid interest thereon, was repaid in full and cancelled.

WHEREAS, the parties desire to amend the Security Agreements to reflect the extension of the Maturity Date.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.

2019 Security Agreement Amendment.   From and after the effective date of this Amendment and notwithstanding any provision in the 2019 Security Agreement to the contrary, the parties irrevocably agree that the defined term “Note” in the 2019 Security Agreement shall mean “the secured promissory note issued by the Company, dated September 5, 2019,  in the original aggregate principal amount of $1,500,000, as amended by (a) that certain Omnibus Amendment to Secured Promissory Notes dated as of September 5, 2020, and as hereinafter amended from time to time and (b) that certain Omnibus Amendment to Secured Promissory Notes dated as of September 3, 2021, and as hereinafter amended from time to time.” The 2020 Security Agreement is hereby cancelled and is without further force and effect

2.

Miscellaneous. Except as expressly modified by this Amendment, all terms, conditions and provisions of the Security Agreements shall continue in full force and effect as set forth therein. Each party represents and warrants to the other parties that this Amendment has been duly authorized, executed and delivered by it and constitutes a valid and legally binding agreement with respect to the subject matter contained herein. Each party agrees that the Security Agreements, as amended by this Amendment, constitute the complete and exclusive statement of the agreement among the parties, and supersedes all prior proposals and understandings, oral and written, relating to the subject matter contained herein. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature pages follow]

Exhibit 10.2

The parties have executed this Omnibus Amendment to Security Agreements as of the date first written above.

ASTROTECH CORPORATION
By: /s/ Eric Stober Name: Eric Stober Title: Chief Financial Officer

1st DETECT CORPORATION
By: /s/ Eric Stober Name: Eric Stober Title: Chief Financial Officer

ASTROTECH TECHNOLOGIES, INC.
By: /s/ Eric Stober Name: Eric Stober Title: Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT TO SECURITY AGREEMENT]